Exhibit 10.1
Execution Version

INCREMENTAL JOINDER AGREEMENT NO. 3
AND FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT
This INCREMENTAL JOINDER AGREEMENT NO. 3 AND FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Agreement”), dated as of October 12, 2021, and effective as of the Effective Date (as hereinafter defined), is made and entered into by and among GOLDEN ENTERTAINMENT, INC., a Minnesota corporation (“Borrower”), the GUARANTORS party hereto, each of the INCREMENTAL EXISTING TRANCHE REVOLVING LENDERS (as hereinafter defined) party hereto, the other REVOLVING LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent under the Credit Agreement referred to below (in such capacity, together with its successors and assigns, the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the First Lien Credit Agreement, dated as of October 20, 2017, as amended by that certain Incremental Joinder Agreement No. 1, dated as of June 11, 2018 and that certain Incremental Joinder Agreement No. 2, dated as of November 8, 2018 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, the Guarantors, the banks, financial institutions and other entities from time to time party thereto as lenders (including the L/C Lenders and the Swingline Lender), Administrative Agent, JPMorgan Chase Bank, N.A., as collateral agent, and the other parties thereto;
WHEREAS, the Borrower has requested that each Revolving Lender extend the R/C Maturity Date of its Closing Date Revolving Commitments under the Closing Date Revolving Facility;
WHEREAS, pursuant to Section 2.12 of the Credit Agreement, Borrower has requested to increase the aggregate amount of the Revolving Commitments under the Credit Agreement by utilizing the Incremental Incurrence-Based Amount, and the Borrower has requested that each financial institution party hereto and listed on Schedule A hereto (each, an “Incremental Existing Tranche Revolving Lender”, and collectively, the “Incremental Existing Tranche Revolving Lenders”) provide, on a several and not a joint basis, an Incremental Existing Tranche Revolving Commitment (as defined in the Credit Agreement) in the amount set forth opposite such Incremental Existing Tranche Revolving Lender’s name on Schedule A hereto (the “Incremental Existing Tranche Revolving Commitments” and the loans made thereunder, the “Incremental Existing Tranche Revolving Loans”), which shall constitute an increase to, and have the same terms and conditions as, the Closing Date Revolving Commitments after giving effect to Article II of this Agreement; and
WHEREAS, each Incremental Existing Tranche Revolving Lender party hereto, each other Revolving Lender party hereto and Administrative Agent is willing, on the terms and subject to the conditions set forth below, to enter into this Agreement to (a) extend the maturity of the Closing Date Revolving Commitments under the Closing Date Revolving Facility, (b) evidence the Incremental Existing Tranche Revolving Commitments and (c) effect the other amendments set forth in this Agreement.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
SECTION 1.1 Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Agreement (including in the Recitals and the introductory paragraph above) shall have the meanings given in the Credit Agreement, and the rules of construction set forth in the Credit Agreement shall apply to this Agreement.

ARTICLE II
AMENDMENTS TO CREDIT AGREEMENT
SECTION 2.1 Amendments to Credit Agreement. Subject to the conditions and upon the terms set forth in this Agreement and in reliance on the representations and warranties of the Credit Parties set forth in this Agreement, the Borrower, each of the other Credit Parties party hereto, each Revolving Lender party hereto (constituting 100% of the Revolving Lenders before giving effect to the Incremental Existing Tranche Revolving Commitments) and the Administrative Agent agree that on the Effective Date, immediately before the effectiveness of the provisions of Article III hereof, the Credit Agreement shall be amended as follows:
(a)The following new definitions are hereby added to Section 1.01 of the Credit Agreement, inserted in proper alphabetical order:
“Available Tenor” shall mean, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise or for determining any frequency of making payment of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 5.02(c)(v).
“Benchmark” shall mean, initially, LIBO Base Rate; provided that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to LIBO Base Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 5.02(c)(i) or Section 5.02(c)(ii).
“Benchmark Replacement” shall mean for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:
(1) the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment;
(2) the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment;
(3) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time in the U.S. syndicated loan market and (b) the related Benchmark Replacement Adjustment;
provided, that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided, further, that, notwithstanding anything to the contrary in this Agreement or in any other Credit Document, upon the occurrence of a Term SOFR Transition Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) of this definition (subject to the first proviso above).

If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than 0.00%, the Benchmark Replacement will be deemed to be 0.00% for the purposes of this Agreement and the other Credit Documents.
“Benchmark Replacement Adjustment” shall mean, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:
(1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:
(a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor;
(b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and
(2) for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities in the U.S. syndicated loan market;
provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion.
“Benchmark Replacement Conforming Changes” shall mean with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent determines, in its reasonable discretion and in consultation with the Borrower, may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent reasonably determines that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines, in consultation with the Borrower, that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent determines, in its reasonable discretion and in consultation with the Borrower, is reasonably necessary in connection with the administration of this Agreement and the other Credit Documents).

“Benchmark Replacement Date” shall mean the earliest to occur of the following events with respect to the then-current Benchmark:
(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);
(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein;
(3) in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the date a Term SOFR Notice is provided to the Revolving Lenders and the Borrower pursuant to Section 5.02(c)(ii); or
(4) in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Revolving Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Revolving Lenders, written notice of objection to such Early Opt-in Election from Revolving Lenders comprising the Required Revolving Lenders.
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to the then-current Benchmark:
(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof)

announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period” shall mean, with respect to any then-current Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any other Credit Document in accordance with Section 5.02 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any other Credit Document in accordance with Section 5.02.
“Corresponding Tenor” shall mean, with respect to any Available Tenor, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.
“Daily Simple SOFR” shall mean, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in consultation with the Borrower in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent reasonably determines that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion and in consultation with the Borrower.
“Early Opt-in Election” shall mean, if the then-current Benchmark is LIBO Base Rate, the occurrence of:
(1)    a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the Revolving Lenders and the Borrower that at least five currently outstanding Dollar-denominated syndicated credit facilities in the U.S. syndicated loan market at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and
(2)    the joint election by the Administrative Agent and the Borrower to trigger a fallback from LIBO Base Rate and the provision by the Administrative Agent of written notice of such election to the Borrower and the Revolving Lenders.
“Federal Reserve Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.
“ISDA Definitions” shall mean the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.
“Reference Time” shall mean, with respect to any setting of the then-current Benchmark, (1) if such Benchmark is LIBO Base Rate, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not LIBO Base Rate, the time determined by the Administrative Agent in its reasonable discretion.

“Relevant Governmental Body” shall mean Federal Reserve Board or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board or the NYFRB, or, in each case, any successor thereto.
“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.
“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“Term SOFR” shall mean, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“Term SOFR Notice” shall mean a notification by the Administrative Agent to the Revolving Lenders and the Borrower of the occurrence of a Term SOFR Transition Event.
“Term SOFR Transition Event” shall mean the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in a Benchmark Replacement in accordance with Section 5.02 that is not Term SOFR.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
(b)The definition of “R/C Maturity Date” in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:
“R/C Maturity Date” shall mean, (a) with respect to the Closing Date Revolving Commitments and any Incremental Existing Tranche Revolving Commitments of the same Tranche and any Revolving Loans thereunder, April 20, 2024 and (b) with respect to any other Tranche of Revolving Commitments and Revolving Loans, the maturity date set forth therefor in the applicable Extension Amendment or Refinancing Amendment.
(c)The definition of “Unrestricted Cash” in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:
“Unrestricted Cash” shall mean, as of any date of determination, the greater of (a) (i) unrestricted cash and Cash Equivalents of Borrower and its Restricted Subsidiaries (regardless of whether held in a Collateral Account) plus (ii) cash and Cash Equivalents of Borrower and its Restricted Subsidiaries that are restricted in favor of the Obligations (which may include cash and Cash Equivalents securing other Indebtedness secured by a Lien on the Collateral) minus (iii) (1) solely for purposes of Section 10.08, $20 million and (2) for all other purposes under this Agreement, $40 million and (b) zero.
(d)    The following is added as a new Section 1.09 of the Credit Agreement:
SECTION 1.09        Interest Rates; Benchmark Notification. The interest rate on a Loan denominated in Dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a

Benchmark Transition Event, Section 5.02(c) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
(e)    Section 5.02 of the Credit Agreement is hereby amended and restated in its entirety as follows:
SECTION 5.02        Inability to Determine Interest Rate.
(a)    With respect to any Borrowing of Term B Facility Loans:
(i)    If prior to the first day of any Interest Period: (a) Administrative Agent shall have determined in good faith (which determination shall be conclusive and binding upon Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBO Base Rate for such Interest Period or (b) Administrative Agent shall have received notice from the Required Lenders that Dollar deposits are not available in the relevant amount and for the relevant Interest Period available to the Required Lenders in the London interbank market or (c) the Required Lenders determine in good faith that the LIBO Rate for any requested Interest Period with respect to a proposed LIBO Loan does not adequately and fairly reflect the cost to such Lenders of funding such LIBO Loans (in each case, “Impacted Loans”), Administrative Agent shall give electronic mail or telephonic notice thereof to Borrower and the Lenders as soon as practicable thereof. If such notice is given, Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of LIBO Loans, or if Borrower does not make such revocation, (x) any LIBO Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to LIBO Loans shall be converted to, or continued as, ABR Loans and (z) any outstanding LIBO Loans shall be converted, on the first day of such Interest Period, to ABR Loans. Until such notice has been withdrawn by Administrative Agent (which Administrative Agent agrees to do if the circumstances giving rise to such notice cease to exist), no further LIBO Loans shall be made, or continued as such, nor shall Borrower have the right to convert Loans to, LIBO Loans.
(ii)    Notwithstanding the foregoing, if there are Impacted Loans as provided above, Administrative Agent, in consultation with Borrower and the affected Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans (to the extent Borrower does not elect to maintain such Impacted Loans as ABR Loans) until (1) Administrative Agent revokes the notice delivered with respect to the Impacted Loans (which Administrative Agent agrees to do if the circumstances giving rise to Impacted Loans cease to exist), (2) Administrative Agent or the Required Lenders notify Administrative Agent and Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (3) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides Administrative Agent and Borrower written notice thereof.
(b)    Solely with respect to Revolving Loans, subject to clauses (c)(i), (c)(ii), (c)(iii), (c)(iv), (c)(v) and (c)(vi) of this Section 5.02, if prior to the first day of any Interest Period for a LIBO Loan:
(i)    the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the LIBO Base Rate (including because the LIBO Screen Rate is not available or published on a current basis), for such Interest Period; or
(ii)    the Administrative Agent is advised by the Required Revolving Lenders that the LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Revolving Lenders (or Revolving Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period; then the Administrative Agent shall give notice thereof to the Borrower and the Revolving Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Revolving Lenders that the circumstances giving rise to such notice no longer exist, (A) any LIBO Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, (B) any Loans that were to have been converted on the first day of such Interest Period to LIBO Loans shall be converted to, or continued as, ABR Loans and (C) any outstanding LIBO Loans shall be converted, on the first day of such Interest Period, to ABR Loans; provided that if the circumstances giving rise to such notice affect only one Type of Borrowing, then the other Types of Borrowings shall be permitted.
(c)    Solely with respect to Revolving Loans:
(i)    Notwithstanding anything to the contrary herein or in any other Credit Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any other Credit Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any other Credit Document in respect of any such Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Revolving Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Revolving Lenders comprising the Required Revolving Lenders.
(ii)    Notwithstanding anything to the contrary herein or in any other Credit Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any other Credit Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document; provided that, this clause (ii) shall not be effective unless the Administrative Agent has delivered to the Revolving Lenders and the Borrower a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after the occurrence of a Term SOFR Transition Event and may do so in its sole discretion.
(iii)    In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right, in consultation with the Borrower, to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Credit Document.
(iv)    The Administrative Agent will promptly notify the Borrower and the Revolving Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (v) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent, the Borrower or, if applicable, any Revolving Lender (or group of Revolving Lenders) pursuant to this Section 5.02, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Credit Document, except, in each case, as expressly required pursuant to this Section 5.02.
(v)    Notwithstanding anything to the contrary herein or in any other Credit Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or LIBO Base Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(vi)    Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Borrowing of, conversion to or continuation of, LIBO Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an

Available Tenor, to the extent a component of the Alternate Base Rate is based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, such Benchmark or tenor will not be used in any determination of the Alternate Base Rate.
ARTICLE III
AGREEMENT TO PROVIDE INCREMENTAL EXISTING TRANCHE REVOLVING COMMITMENTS
SECTION 3.1 Agreement to Provide Incremental Existing Tranche Revolving Commitments. Each Incremental Existing Tranche Revolving Lender hereby agrees, severally and not jointly, to provide its respective Incremental Existing Tranche Revolving Commitment in the amount set forth opposite such Incremental Existing Tranche Revolving Lender’s name on Schedule A annexed hereto on the terms set forth in this Agreement and the Credit Agreement and subject to the conditions set forth herein, and its Incremental Existing Tranche Revolving Commitment shall be binding as of the Effective Date.
SECTION 3.2 New Loans and Commitments. The Incremental Existing Tranche Revolving Commitment of each Incremental Existing Tranche Revolving Lender is in addition to such Incremental Existing Tranche Revolving Lender’s existing Loans and Commitments under the Credit Agreement immediately prior to the Effective Date, if any (which shall continue under and be subject in all respects to the Credit Agreement (and the other Credit Documents)).
SECTION 3.3 Incremental Existing Tranche Revolving Commitments.
(a)This Agreement represents Borrower’s request for Incremental Existing Tranche Revolving Commitments to be provided on the terms and subject to the conditions set forth herein on the Effective Date and for the Incremental Existing Tranche Revolving Loans to be made thereunder to be funded from time to time after the Effective Date in accordance with the Credit Agreement. It is the understanding, agreement and intention of the parties that (i) the Incremental Existing Tranche Revolving Commitments shall be part of the same Tranche of Commitments as the Closing Date Revolving Commitments and shall constitute Closing Date Revolving Commitments, Incremental Existing Tranche Revolving Commitments (as defined in the Credit Agreement), Revolving Commitments and Commitments under the Credit Agreement and the other Credit Documents and (ii) all Incremental Existing Tranche Revolving Loans incurred pursuant to the Incremental Existing Tranche Revolving Commitments shall be part of the same Tranche of Loans as the Revolving Loans incurred pursuant the Closing Date Revolving Commitments and shall constitute Loans and Revolving Loans under the Credit Agreement and the other Credit Documents. The Incremental Existing Tranche Revolving Commitments and Incremental Existing Tranche Revolving Loans shall be subject to the provisions of the Credit Agreement and the other Credit Documents and shall be on terms and conditions identical to the Closing Date Revolving Commitments and the Revolving Loans incurred pursuant to the Closing Date Revolving Commitments, respectively, in each case, under the Credit Agreement immediately after the effectiveness of the provisions of Article II hereof. As of the Effective Date and giving effect to all of the transactions occurring on the Effective Date (including the provision of the Incremental Existing Tranche Revolving Commitments and the consummation of the Specified Assignments (as defined below)), each Revolving Lender shall have total Revolving Commitments in the amount set opposite its name set forth on Schedule C annexed hereto.
(b)The Incremental Existing Tranche Revolving Commitments shall be part of the same Tranche of Commitments as the Closing Date Revolving Commitments and may be drawn from time to time after the Effective Date in accordance with Section 2.01(a) of the Credit Agreement and shall terminate as set forth in Section 2.04(a)(iii) of the Credit Agreement. The Incremental Existing Tranche Revolving Loans borrowed under the Incremental Existing Tranche Revolving Commitments shall be part of the same Tranche of Loans as the Revolving Loans incurred pursuant the Closing Date Revolving Commitments and shall be repaid in accordance with Section 3.01(a) of the Credit Agreement.
SECTION 3.4 Agreements of Revolving Lenders. Each Incremental Existing Tranche Revolving Lender (a) confirms that it has received a copy of the Credit Agreement, this Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (b) agrees that it will, independently and without reliance upon Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (c) appoints and authorizes each applicable Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to each such Agent, as applicable, by the terms thereof, together with such powers as are incidental thereto; (d) hereby affirms the acknowledgements and representations of such Incremental Existing Tranche Revolving Lender as a Lender contained in Section 12.07 of the Credit Agreement; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with the terms of the Credit Agreement all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, including its obligations pursuant to Section 13.05 of the Credit Agreement. Each Incremental Existing Tranche Revolving Lender acknowledges and agrees that upon its execution of this Agreement that such Incremental Existing Tranche Revolving Lender shall on and as of the Effective Date become, or continue to be, a “Revolving Lender” and a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, shall be subject to and bound by the terms thereof, shall perform all the obligations of and shall have all rights of a Lender thereunder, and shall make available such amount to fund its ratable share of outstanding Incremental Existing Tranche Revolving Loans from time to time after the Effective Date in accordance with the Credit Agreement. Each Incremental Existing Tranche Revolving Lender has delivered herewith to Borrower and Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Incremental Existing Tranche Revolving Lender may be required to deliver to Borrower and Administrative Agent pursuant to Section 5.06 of the Credit Agreement.
SECTION 3.5 Adjustment of Revolving Loans. To the extent necessary for the Revolving Loans and participation interests in L/C Liabilities and Swingline Loans under the Closing Date Revolving Facility to be held by the Revolving Lenders (including the Incremental Existing Tranche Revolving Lenders) ratably in accordance with their Closing Date Revolving Commitments after giving effect to Incremental Existing Tranche Revolving Commitments (and after giving effect to any Revolving Loans made on the Effective Date), the Incremental Existing Tranche Revolving Lenders and the other Revolving Lenders shall assign, transfer or purchase, as applicable, at the principal amount thereof, interests in the Revolving Loans and participation interests in L/C Liabilities and Swingline Loans (but not, for the avoidance of doubt, the related Revolving Commitments) outstanding on the Effective Date, or take such other actions as Administrative Agent may determine to be necessary. Such assignments, transfers or purchases shall be made pursuant to such procedures as may be designated by Administrative Agent and shall not be required to be effectuated in accordance with Section 13.05 of the Credit Agreement. Administrative Agent is authorized and directed to take such actions and make such entries in the Register as shall be necessary or appropriate to effectuate this Section 3.5. Each of the Revolving Lenders party hereto agrees to waive any breakage costs pursuant to Section 5.05 of the Credit Agreement that may arise due to the reallocation set forth in this Section 3.5. In addition, each Incremental Existing Tranche Revolving Lender acknowledges that the Interest Period with respect to the Revolving Loans allocated to it pursuant to this Section 3.5 shall be the same Interest Period applicable to the outstanding Revolving Loans held by the other Revolving Lenders.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
To induce the Incremental Existing Tranche Revolving Lenders and the other Revolving Lenders to enter into this Agreement, to extend the R/C Maturity Date with respect to the Closing Date Revolving Commitments and to provide the Incremental Existing Tranche Revolving Commitments, as applicable, Borrower represents to Administrative Agent, each of the Incremental Existing Tranche Revolving Lenders and each of the other Revolving Lenders that, as of the Effective Date and giving effect to all of the transactions occurring on the Effective Date:
SECTION 4.1 Corporate Existence. Borrower and each Restricted Subsidiary (a) is a corporation, partnership, limited liability company or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b)(i) has all requisite corporate or other power and authority, and (ii) has all governmental licenses, authorizations, consents and approvals necessary to own its Property and carry on its business as now being conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary; except, in the case of clauses (b)(ii) and (c) where the failure thereof individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.
SECTION 4.2 Action; Enforceability. Each Credit Party has all necessary corporate or other organizational power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to consummate the transactions herein contemplated; the execution, delivery and performance by each Credit Party of this Agreement and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate, partnership or other organizational action on its part; and this Agreement has been duly and validly executed and delivered by each Credit Party and constitutes its legal, valid and binding obligation, enforceable against each Credit Party in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors’ rights and remedies and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
SECTION 4.3 No Breach; No Default.
(a)None of the execution, delivery and performance by any Credit Party of this Agreement nor the consummation of the transactions herein contemplated do or will (i) conflict with or result in a breach of, or require any consent (which has not been obtained and is in full force and effect) under (x) any Organizational Document of any Credit Party or (y) any applicable Requirement of Law (including, without limitation, any Gaming Law) or (z) any order, writ, injunction or decree of any Governmental Authority binding on any Credit Party, or tortiously interfere with, result in a breach of, or require termination of, any term or provision of any Contractual Obligation of any Credit Party or (ii) constitute (with due notice or lapse of time or both) a default under any such Contractual Obligation or (iii) result in or require the creation or imposition of any Lien (except for the Liens created pursuant to the Security Documents) upon any Property of any Credit Party pursuant to the terms of any such Contractual Obligation, except with respect to clauses (i)(y), (i)(z), (ii) or (iii) which would not reasonably be expected to result in a Material Adverse Effect; and
(b)No Default or Event of Default has occurred and is continuing.
SECTION 4.4 Credit Document Representations. Each of the representations and warranties made by Borrower or any of the other Credit Parties in or pursuant to the Credit Agreement and the other Credit Documents to which such entity is a party are true and correct in all material respects as of such date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects), as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects)).
ARTICLE V
CONDITIONS TO THE EFFECTIVE DATE
This Agreement shall become effective on the date (the “Effective Date”) on which each of the following conditions is satisfied or waived:
SECTION 5.1 Execution of Counterparts. Administrative Agent shall have received executed counterparts of this Agreement from each Credit Party, each of the Incremental Existing Tranche Revolving Lenders and each of the other Revolving Lenders.

SECTION 5.2 Revolving Note. Administrative Agent shall have received copies of the Revolving Notes, substantially in the form of Exhibit A-1 of the Credit Agreement, and duly completed and executed, for each Incremental Existing Tranche Revolving Lender that requested a Revolving Note at least three (3) Business Days prior to the Effective Date.
SECTION 5.3 Corporate Documents. Administrative Agent shall have received (i) copies of the Organizational Documents of Borrower and the Guarantors set forth on Schedule D hereto (the “Specified Guarantors”, and together with Borrower, the “Specified Credit Parties”), (ii) evidence of all corporate or other applicable authority for each Specified Credit Party (including a resolution or written consent and incumbency certificate) with respect to the execution, delivery and performance of this Agreement, certified as of the Effective Date as complete and correct copies thereof by a Responsible Officer of Borrower, and (iii) copies of the certificates of good standing or the equivalent (if any) for each Specified Credit Party from the office of the secretary of state or other appropriate governmental department or agency of the state of its formation, incorporation or organization, in each case dated a recent date prior to the Effective Date.
SECTION 5.4 Opinions of Counsel. Administrative Agent shall have received a favorable written opinion of (i) Latham & Watkins LLP, special New York counsel for the Specified Credit Parties, (ii) Lathrop GPM LLP, special Minnesota counsel for the Specified Credit Parties, (iii) Alonso Law Limited, special Nevada counsel for the Specified Credit Parties and (iv) Duane Morris, special Maryland counsel for the Specified Credit Parties, in each case (A) dated the Effective Date, (B) addressed to Administrative Agent and the Incremental Existing Tranche Revolving Lenders and (C) in a form reasonably satisfactory to Administrative Agent and addressing matters relating to the Specified Credit Parties as reasonably requested by Administrative Agent.
SECTION 5.5 No Default or Event of Default; Representations and Warranties True. Both immediately prior to and immediately after giving effect to this Agreement and all of the transactions contemplated in connection therewith:
(a)no Default or Event of Default shall have occurred and be continuing; and
(b)each of the representations and warranties made by the Credit Parties in Article IV hereof shall be true and correct in all material respects on and as of the Effective Date (it being understood and agreed that any such representation or warranty which by its terms is made as of an earlier date shall be required to be true and correct in all material respects only as such earlier date, and that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the applicable date).
SECTION 5.6 Flood Insurance Requirements. Administrative Agent shall have received from Borrower a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each Mortgaged Real Property and if such Mortgaged Real Property is located in a special flood hazard area, a notice about special flood hazard area status and flood disaster assistance duly executed by Borrower and the applicable Credit Party relating thereto together with evidence of insurance as required pursuant to Section 9.02(c) of the Credit Agreement.
SECTION 5.7 Patriot Act. Administrative Agent shall have received at least three (3) Business Days prior to the Effective Date all documentation and other information reasonably requested in writing at least ten (10) Business Days prior to the Effective Date by Administrative Agent that Administrative Agent reasonably determines is required by regulatory authorities from the Credit Parties under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Act.
SECTION 5.8 Fees and Expenses. All reasonable and documented out-of-pocket fees and expenses due to Administrative Agent required to be paid on the Effective Date (including pursuant to Section 7.10 hereof) shall have been paid (or the Borrower shall have made arrangements reasonably satisfactory to Administrative Agent for such payment).

SECTION 5.9 Specified Assignments. The assignments set forth on Schedule B with respect to the Closing Date Revolving Commitments shall have been consummated (such assignments, the “Specified Assignments” and the Closing Date Revolving Commitments that are, or are to be, so assigned, the “Specified Revolving Commitments”).
SECTION 5.10 Amendment Fee. The Borrower shall have paid to the Administrative Agent, for the account of each Revolving Lender that has delivered its executed signature page consenting to this Agreement, a fee in an amount equal to the sum of (a) 0.125% of the aggregate principal amount of such Revolving Lender’s Closing Date Revolving Commitments on the Effective Date immediately prior to giving effect to this Agreement (excluding the Specified Revolving Commitments) plus (b) 0.25% of the aggregate principal amount of such Revolving Lender’s Incremental Existing Tranche Revolving Commitments and Specified Revolving Commitments (after giving effect to the Specified Assignments) on the Effective Date.
SECTION 5.11 Beneficial Ownership Certificate. If Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, Borrower shall deliver a certification regarding beneficial ownership as required by 31 C.F.R. § 1010.230.
SECTION 5.12 Lien Searches. Administrative Agent shall have received results of lien searches conducted in the jurisdictions in which the Specified Credit Parties are organized, in each case, dated a recent date prior to the Effective Date.
SECTION 5.13 Officer’s Certificate. Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (a) and (b) of Section 5.5 as of the Effective Date.
SECTION 5.14 Real Property. Administrative Agent shall have received an e-mail confirmation from local counsel in each jurisdiction where a Mortgaged Real Property that is subject to a Mortgage as of the Effective Date is located, in form and substance reasonably satisfactory to Administrative Agent, to the effect that:
(a)the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Secured Obligations (as defined therein), including the Secured Obligations evidenced by the Credit Agreement as amended by this Agreement and the other documents executed in connection therewith, for the benefit of the Secured Parties; and
(b)no other payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in connection with the execution of this Agreement in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Secured Obligations, including the Secured Obligations evidenced by the Credit Agreement as amended by this Agreement and the other documents executed in connection therewith, for the benefit of the Secured Parties.
ARTICLE VI
VALIDITY OF OBLIGATIONS AND LIENS
SECTION 6.1 Validity of Obligations. Borrower and each Guarantor acknowledges and agrees that, both before and after giving effect to this Agreement, Borrower and each Guarantor is, jointly and severally, indebted to the Lenders and the other Secured Parties for the Obligations (including the Obligations in respect of the Incremental Existing Tranche Revolving Commitments provided pursuant to this Agreement), without defense, counterclaim or offset of any kind. Borrower and each Guarantor hereby ratifies and reaffirms the validity, enforceability and binding nature of such Obligations both before and after giving effect to this Agreement (except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity).

SECTION 6.2 Validity of Liens and Credit Documents. Borrower and each Guarantor hereby ratifies and reaffirms its obligations under the Credit Documents to which it is a party and its prior grant and the validity and enforceability (except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity) of the Liens and security interests granted to Collateral Agent for the benefit of the Secured Parties to secure all of the Obligations (including the Obligations in respect of the Incremental Existing Tranche Revolving Commitments provided pursuant to this Agreement) by Borrower and each Guarantor pursuant to the Credit Documents to which any of Borrower or such Guarantor is a party and hereby confirms and agrees that after giving effect to this Agreement, all such Liens and security interests and each such Credit Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects.
ARTICLE VII
MISCELLANEOUS
SECTION 7.1 Notice. For purposes of the Credit Agreement, the initial notice address of each Incremental Existing Tranche Revolving Lender (other than any Incremental Existing Tranche Revolving Lender that, immediately prior to the execution of this Agreement, is a “Lender” under the Credit Agreement) shall be as set forth below its signature to this Agreement.
SECTION 7.2 Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of Borrower and Administrative Agent (acting at the direction of such Lenders as may be required under Section 13.04 of the Credit Agreement).
SECTION 7.3 Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
SECTION 7.4 GOVERNING LAW. THIS AGREEMENT, AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.
SECTION 7.5 SUBMISSION TO JURISDICTION. EACH PARTY HERETO AGREES THAT SECTION 13.09(b) OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AGREEMENT MUTATIS MUTANDIS.
SECTION 7.6 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.
SECTION 7.7 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by Administrative Agent pursuant to procedures approved by it. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
SECTION 7.8 Credit Document. This Agreement shall constitute an “Incremental Joinder Agreement” and a “Credit Document”, each as defined in the Credit Agreement.
SECTION 7.9 No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the priority of any Credit Document (or any other security therefor). Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, any of the other Credit Documents or the instruments, documents and agreements securing the same, which shall remain in full force and effect. Nothing in this Agreement shall be construed as a release or other discharge of Borrower or any other Credit Party from any of its obligations and liabilities under the Credit Agreement or the other Credit Documents.
SECTION 7.10 Expenses. The Borrower agrees to reimburse Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by them in connection with this Agreement, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for Administrative Agent.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Incremental Joinder Agreement No. 3 and First Amendment to First Lien Credit Agreement to be duly executed as of the day and year first above written, to be effective as of the Effective Date.

GOLDEN ENTERTAINMENT, INC.,
as Borrower

By: /s/ Charles H. Protell
Name: Charles H. Protell
Title: President and Chief Financial Officer

[Signature Page to Incremental Joinder Agreement No. 3 and First Amendment to First Lien Credit Agreement]

GOLDEN HOLDINGS, INC.
77 GOLDEN GAMING, LLC
GOLDEN ROUTE OPERATIONS-MONTANA LLC
BIG SKY GAMING MANAGEMENT, LLC
GOLDEN ROUTE OPERATIONS-ILLINOIS LLC
GOLDEN ROUTE OPERATIONS-PENNSYLVANIA LLC
SARTINI SYNERGY ONLINE, LLC
GOLDEN GAMING, LLC,
each as a Guarantor

By: /s/ Charles H. Protell
Name: Charles H. Protell
Title: President and Chief Financial Officer of Golden Entertainment, Inc., in such capacity acting as agent for each of the foregoing entities

[Signature Page to Incremental Joinder Agreement No. 3 and First Amendment to First Lien Credit Agreement]

GOLDEN AVIATION, LLC
GOLDEN PAHRUMP NUGGET, LLC
GOLDEN PAHRUMP TOWN, LLC
GOLDEN PAHRUMP LAKESIDE, LLC
GOLDEN ROUTE OPERATIONS LLC
GOLDEN TAVERN GROUP, LLC
SARTINI GAMING, LLC
MARKET GAMING, LLC
CARDIVAN, LLC
CORRAL COUNTRY COIN, LLC,
each as a Guarantor

By: /s/ Charles H. Protell
Name: Charles H. Protell
Title: President and Chief Financial Officer of Golden Entertainment, Inc., in such capacity acting as agent for each of the foregoing entities

[Signature Page to Incremental Joinder Agreement No. 3 and First Amendment to First Lien Credit Agreement]

GOLDEN - PT’S PUB STEWART-NELLIS 2, LLC
GOLDEN - PT’S PUB EAST SAHARA 3, LLC
GOLDEN - PT’S PUB SUMMERLIN 6, LLC
GOLDEN - PT’S PUB VEGAS VALLEY 7, LLC
GOLDEN - PT’S PUB WEST SAHARA 8, LLC
GOLDEN - PT’S PUB SPRING MOUNTAIN 9, LLC
GOLDEN - PT’S PUB FLAMINGO 10, LLC
GOLDEN - PT’S PUB RAINBOW 11, LLC
GOLDEN - PT’S PUB DURANGO 12, LLC
GOLDEN - PT’S PUB WARM SPRINGS 13, LLC
GOLDEN - PT’S PUB WINTERWOOD 16, LLC
GOLDEN - PT’S PUB SUNSET-PECOS 17, LLC
GOLDEN - PT’S PUB MLK 18, LLC
GOLDEN - PT’S PUB TUNES 19, LLC
GOLDEN - PT’S PUB DECATUR-HACIENDA 20, LLC
GOLDEN - PT’S PUB DECATUR-SOBB 21, LLC
GOLDEN - PT’S PUB SILVERADO-MARYLAND 22, LLC
GOLDEN - PT’S PUB SILVERADO-BERMUDA 23, LLC
GOLDEN - PT’S PUB SUNRISE 24, LLC
GOLDEN - PT’S PUB HUALAPAI 25, LLC
GOLDEN – PT’S PUB BIG GAME 26, LLC
GOLDEN – PT’S PUB CANTINA 27, LLC
GOLDEN – PT’S PUB FORT APACHE 29, LLC
GOLDEN-PT’S PUB ANN 30, LLC
GOLDEN - PT’S PUB RUSSELL 31, LLC
GOLDEN-PT’S PUB CENTENNIAL 32, LLC
GOLDEN - PT’S PUB HORIZON 33, LLC
GOLDEN - PT’S PUB ST. ROSE 35, LLC
GOLDEN - PT’S PUB EASTERN 36, LLC
GOLDEN - PT’S PUB RACETRACK 37, LLC
GOLDEN - PT’S PUB ANTHEM 38, LLC
GOLDEN - PT’S PUB SUNSET-BUFFALO 39, LLC
GOLDEN-PT’S PUB TRIPLE BAR 40, LLC
GOLDEN-PT’S PUB DESERT INN 42, LLC
GOLDEN - PT’S PUB SPRING VALLEY 44, LLC,
each as a Guarantor

By: /s/ Charles H. Protell
Name: Charles H. Protell
Title: President and Chief Financial Officer of Golden Entertainment, Inc., in such capacity acting as agent for each of the foregoing entities

[Signature Page to Incremental Joinder Agreement No. 3 and First Amendment to First Lien Credit Agreement]

GOLDEN-O’ACES BAR POST 47, LLC
GOLDEN - PT’S PUB FOOTHILLS 48, LLC
GOLDEN-PT’S PUB WHITNEY RANCH 51, LLC
GOLDEN-PT’S PUB MOLLY MALONE’S 53 LLC
GOLDEN-PT’S PUB KAVANAUGH’S 54 LLC
GOLDEN-PT’S PUB SEAN PATRICK’S 55 LLC
GOLDEN-PT’S PUB MORRISSEY’S 56 LLC
GOLDEN-PT’S PUB GB’S 57 LLC
GOLDEN-PT’S PUB FIRESIDE 59 LLC
GOLDEN-PT’S PUB MOUNTAINSIDE 60 LLC
GOLDEN-PT’S PUB OYSTER 61 LLC
GOLDEN-PT’S PUB BEANO’S 62 LLC
GOLDEN-PT’S PUB BREW 63 LLC
GOLDEN-PT’S PUB RANCH 64 LLC
GOLDEN-PT’S BWS 65 LLC
GOLDEN-PT’S SRD 66 LLC
GOLDEN-PT’S OSO BLANCA 67 LLC
GOLDEN-PT’S EL CAPITAN 68 LLC
GOLDEN-PT’S WEST MARTIN 69 LLC
GOLDEN-PT’S HUNTINGTON COVE 70 LLC
GOLDEN-PT’S GVHR 71 L.L.C.
GOLDEN-PT’S PECCOLE SAHARA 72 LLC
GOLDEN-PT’S DECATUR 73 LLC
GOLDEN-PT’S BUFFALO-BLUE DIAMOND 74 LLC
GOLDEN-PT’S LV CACTUS 75 LLC
GOLDEN-PT’S MAULE 76 LLC
GOLDEN-SIERRA GOLD DOUBLE R 1, LLC
GOLDEN-SIERRA JUNCTION DOUBLE R 2, LLC
SIERRA GOLD JONES 3, LLC
SIERRA GOLD BUFFALO 4, LLC
SIERRA GOLD STEPHANIE 5, LLC
SIERRA GOLD ALIANTE 6, LLC
SIERRA GOLD FLAMINGO 7 LLC
GOLDEN RR EASTERN 3, LLC,
each as a Guarantor

By: /s/ Charles H. Protell
Name: Charles H. Protell
Title: President and Chief Financial Officer of Golden Entertainment, Inc., in such capacity acting as agent for each of the foregoing entities

[Signature Page to Incremental Joinder Agreement No. 3 and First Amendment to First Lien Credit Agreement]

LAKES GAME DEVELOPMENT, LLC
LAKES GAMING AND RESORTS, LLC
LAKES JAMUL, INC.
LAKES KAR SHINGLE SPRINGS, L.L.C.
LAKES KEAN ARGOVITZ RESORTS-CALIFORNIA, L.L.C.
LAKES NIPMUC, LLC
LAKES PAWNEE CONSULTING, LLC
LAKES SHINGLE SPRINGS, INC.
LAKES MARYLAND DEVELOPMENT, LLC
EVITTS RESORT, LLC,
each as a Guarantor

By: /s/ Charles H. Protell
Name: Charles H. Protell
Title: President and Chief Financial Officer of Golden Entertainment, Inc., in such capacity acting as agent for each of the foregoing entities

[Signature Page to Incremental Joinder Agreement No. 3 and First Amendment to First Lien Credit Agreement]

GOLDEN CASINOS NEVADA LLC
ACEP ADVERTISING AGENCY, LLC
STRATOSPHERE LEASING, LLC
ACEP INTERACTIVE, LLC
STRATOSPHERE GAMING LLC
AQUARIUS GAMING LLC
ARIZONA CHARLIE’S, LLC
FRESCA, LLC
STRATOSPHERE ENTERTAINMENT L.L.C.
W2007 STRATOSPHERE LAND PROPCO, LLC,
each as a Guarantor

By: /s/ Charles H. Protell
Name: Charles H. Protell
Title: President and Chief Financial Officer of Golden Entertainment, Inc., in such capacity acting as agent for each of the foregoing entities

[Signature Page to Incremental Joinder Agreement No. 3 and First Amendment to First Lien Credit Agreement]

COLORADO BELLE GAMING, LLC
EDGEWATER GAMING, LLC
GOLDEN-PT’S ANN 77 LLC
GOLDEN-PT’S LINDELL-BLUE DIAMOND 78 LLC
GOLDEN PT’S WARM SPRINGS 79 LLC
SIERRA GOLD EASTERN 8 LLC,
each as a Guarantor

By: /s/ Charles H. Protell
Name: Charles H. Protell
Title: President and Chief Financial Officer of Golden Entertainment, Inc., in such capacity acting as agent for each of the foregoing entities

[Signature Page to Incremental Joinder Agreement No. 3 and First Amendment to First Lien Credit Agreement]

Acknowledged and Agreed by:
JPMORGAN CHASE BANK, N.A., as Administrative Agent
By: /s/ Jeffrey Miller
Name: Jeffrey Miller
Title: Executive Director

[Signature Page to Incremental Joinder Agreement No. 3 and First Amendment to First Lien Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Revolving Lender
By: /s/ Jeffrey Miller
Name: Jeffrey Miller
Title: Executive Director

[Signature Page to Incremental Joinder Agreement No. 3 and First Amendment to First Lien Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Revolving Lender
By: /s/ Philip Tancorra
Name: Philip Tancorra
Title: Vice President
By: /s/ Susan Onal
Name: Susan Onal
Title: Vice President

[Signature Page to Incremental Joinder Agreement No. 3 and First Amendment to First Lien Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Revolving Lender
By: /s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory
By: /s/ Komal Shah
Name: Komal Shah
Title: Authorized Signatory

[Signature Page to Incremental Joinder Agreement No. 3 and First Amendment to First Lien Credit Agreement]

MACQUARIE CAPITAL FUNDING LLC,
as a Revolving Lender
By: /s/ Ayesha Farooqi
Name: Ayesha Farooqi
Title: Authorized Signatory
By: /s/ Lisa Grushkin
Name: Lisa Grushkin
Title: Authorized Signatory

[Signature Page to Incremental Joinder Agreement No. 3 and First Amendment to First Lien Credit Agreement]

CITIZENS BANK, N.A.,
as a Revolving Lender and as an Incremental Existing Tranche Revolving Lender
By: /s/ John Sidarous
Name: John Sidarous
Title: Managing Director

[Signature Page to Incremental Joinder Agreement No. 3 and First Amendment to First Lien Credit Agreement]

CAPITAL ONE, N.A.,
as a Revolving Lender and as an Incremental Existing Tranche Revolving Lender
By: /s/ Eric Purzycki
Name: Eric Purzycki
Title: Duly Authorized Signatory

[Signature Page to Incremental Joinder Agreement No. 3 and First Amendment to First Lien Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Revolving Lender and as an Incremental Existing Tranche Revolving Lender
By: /s/ Knight D. Kieffer
Name: Knight D. Kieffer
Title: Managing Director

[Signature Page to Incremental Joinder Agreement No. 3 and First Amendment to First Lien Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Revolving Lender and as an Incremental Existing Tranche Revolving Lender
By: /s/ Kelly Walsh
Name: Kelly Walsh
Title: Senior Vice President

[Signature Page to Incremental Joinder Agreement No. 3 and First Amendment to First Lien Credit Agreement]

SCHEDULE A
INCREMENTAL EXISTING TRANCHE REVOLVING COMMITMENTS

Incremental Existing Tranche Revolving Lender	Commitment Amount
Citizens Bank, N.A.	$15,000,000
Capital One, N.A.	$10,000,000
Fifth Third Bank, National Association	$10,000,000
Wells Fargo Bank, National Association	$5,000,000
Total Incremental Existing Tranche Revolving Commitments:	$40,000,000

Schedule A

SCHEDULE B
SPECIFIED ASSIGNMENTS

Assignor	Assignee	Amount of Closing Date Revolving Commitments Assigned
JPMorgan Chase Bank, N.A.	Deutsche Bank AG New York Branch	$6,000,000
Credit Suisse AG, Cayman Islands Branch	Deutsche Bank AG New York Branch	$1,500,000
Macquarie Capital Funding LLC	Deutsche Bank AG New York Branch	$3,000,000
Morgan Stanley Senior Funding, Inc.	Deutsche Bank AG New York Branch	$24,500,000
JPMorgan Chase Bank, N.A.	Wells Fargo Bank, National Association	$10,000,000

Schedule B

SCHEDULE C
REVOLVING COMMITMENTS AS OF EFFECTIVE DATE

Lender	Revolving Commitment	L/C Commitment
JPMorgan Chase Bank, N.A.	$40,000,000	$20,000,000
Citizens Bank, N.A.	$35,000,000	n/a
Deutsche Bank AG New York Branch	$35,000,000	n/a
Capital One, N.A.	$30,000,000	n/a
Credit Suisse AG, Cayman Islands Branch	$30,000,000	n/a
Fifth Third Bank, National Association	$30,000,000	n/a
Macquarie Capital Funding LLC	$25,000,000	n/a
Wells Fargo Bank, National Association	$15,000,000	n/a
Total Revolving Commitments:	$240,000,000	$20,000,000

Schedule C

SCHEDULE D
SPECIFIED GUARANTORS
1.Arizona Charlie’s, LLC
2.Aquarius Gaming LLC
3.Colorado Belle Gaming, LLC
4.Edgewater Gaming, LLC
5.Evitts Resort, LLC
6.Fresca, LLC
7.Golden Gaming, LLC
8.Golden Casinos Nevada LLC
9.Golden Holdings, Inc.
10.Golden Pahrump Lakeside, LLC
11.Golden Pahrump Nugget, LLC
12.Golden Pahrump Town, LLC
13.Sartini Gaming, LLC
14.Stratosphere Gaming LLC
15.W2007 Stratosphere Land Propco, LLC
Schedule D